SOFTWARE SERVICES AGREEMENT


                                                                  EXHIBIT 10.23


This Software Services Agreement (the "Agreement") covers the terms and conditions under which Fidelity National Financial, Inc. will pay Micro General Corporation certain monthly payments in consideration for Micro General Corporation's agreement to provide Fidelity National Financial, Inc. certain services and for other good and valuable consideration, the receipt and sufficiency of which Fidelity National Financial, Inc. hereby acknowledges.

The specific monthly payment amount ( the "Payment") and the period over which the Payments are to be made (the "Transaction") are specified in the table below. Fidelity National Financial, Inc. agrees to the terms of this Agreement by signing below.


Term                       Monthly Payment Amount           Payment Commencement Date
----                       ----------------------           -------------------------
24 Months                         $24,688                             8/1/00

This Agreement is the complete agreement regarding the Transaction and replaces any prior oral or written communications between both parties.

By signing below, both parties agree to the terms of this Agreement. There shall be only one original of this Agreement.



Agreed to:                                       Agreed to:
FIDELITY NATIONAL FINANCIAL, INC.                MICRO GENERAL CORP


By: /S/ PATRICK F. STONE                       By: /S/ DALE CHRISTENSEN
    ----------------------------                   ----------------------------
    Authorized signature                           Authorized signature


Name: Patrick F. Stone                         Name: Dale Christensen
      --------------------------                     --------------------------
      (type or print)                                (type or print)

Date: August 21, 2000                          Date: August 18, 2000
      --------------------------                     --------------------------

                         INSTALLMENT PAYMENT SUPPLEMENT

                                                         Date Prepared: 01/17/01

                                                                     PAGE 1 OF 2

NAME AND ADDRESS OF CUSTOMER                 INSTALLED AT LOCATION

MICRO GENERAL CORP                           MICRO GENERAL CORP
2510 N REDHILL AVE                           2510 N REDHILL AVE
SUITE 230                                    SUITE 230
SANTA ANA, CA  92705-5542                    SANTA ANA, CA  92705-5542


SINGLE EQUIPMENT LOCATION                    CSO LOCATION ADDRESS
IBM/IPMA CUSTOMER NUMBER
                                             PHOENIX CSO
5796371/5796-494                             PO BOX 10349
                                             PHOENIX, AZ 85064-0349

CUSTOMER REFERENCE

                     CUSTOMER NO: 5796371
                IBM CSO LOCATION: PAH
             INSTALLMENT PAYMENT
             MASTER AGREEMENT NO: PHXAG08
              IPMA AMENDMENT NOS:
             QUOTE VALIDITY DATE: 01/30/01
      REFERENCED QUOTE LETTER NO: Q0221276901
                   SUPPLEMENT NO: ID0020179
REFERENCED PURCHASE AGREEMENT NO: HQ12291
 REFERENCED LICENSE AGREEMENT NO:
REFERENCED TRADE-IN AGREEMENT NO:
        ASSOCIATED SUPPLEMENT NO:

                                          IBM PLANT
           LOCATION        MACHINE        ORDER OR                                    PURCHASE PRICE
           CUSTOMER         OR LPM         MES OR                                      OR ONE-TIME
 LINE       NUMBER        TYPE/MODEL       SERIAL                                       CHARGES OR
  NO.      IBM/IPMA*       FEATURE         NUMBER               DESCRIPTION            OTHER AMOUNT
------     --------       ----------      ---------      -------------------------    ---------------
 001       5796371         9994/002                      Vendor Sourced Non-IBM SW       120,332.50
           5796494

                                                                                                      ESTIMATED INSTALLATION
                                                                                                         DATE OR INTENDED
                    CREDIT                                                                              FINANCING DATE OR
              (FROM IBM TRADE-IN                                                                        EFFECTIVE DATE OF
 STATE AND     AGREEMENT) AND/OR     AMOUNT      INTEREST    PAYMENT               TERM (NUMBER OF      ADDITIONAL LICENSE
LOCAL TAXES      DOWN PAYMENT       FINANCED       RATE       AMOUNT     OPTION    PAYMENT PERIODS)        PLANNING DATE
-----------   ------------------   ----------    --------    --------    ------    ----------------   ----------------------
                                   120,332,50      9.67      3,864.17       T             36                 1/31/01


                                      FISCAL YEAR                                INTEREST          TOTAL
     PAYMENT PERIOD                   START DATE         SUPPLIER NAME         COMMENCEMENT       PAYMENT
1. Monthly [X]                           01/01        NETWORK CATALYST INC                        3,864.17
   Annual  [ ]                         Month/Day      Supplier Customer no.
2. Other (specify):                                         6405958
   Schedule attached (check): [ ]


            TOTAL FROM ALL PAGES:

PURCHASE PRICE OR ONE-TIME
CHARGES OR OTHER AMOUNT            $120,332.50

TRADE-IN/CREDIT DOWN PAYMENT

STATE OR LOCAL TAXES

AMOUNT FINANCED                    $120,332.50

*TAX ON FINANCE CHARGE

(WHEN APPLICABLE THIS TAX IS
PAYABLE WITH FIRST INSTALLMENT)


================================================================================
THE INSTALLMENT PAYMENT MASTER AGREEMENT REFERENCED ABOVE, THIS SUPPLEMENT AND ANY APPLICABLE ATTACHMENTS OR ADDENDA ARE THE COMPLETE EXCLUSIVE STATEMENT OF THE AGREEMENT. THESE DOCUMENTS SUPERSEDE ANY PRIOR ORAL OR WRITTEN COMMUNICATIONS BETWEEN THE PARTIES. BY SIGNING BELOW, BOTH PARTIES AGREE TO THE TERMS REPRESENTED BY THIS SUPPLEMENT. DELIVERY OF AN EXECUTED COPY OF ANY OF THESE DOCUMENTS BY FACSIMILE OR OTHER RELIABLE MEANS SHALL BE DEEMED TO BE AS EFFECTIVE FOR ALL PURPOSES AS DELIVERY OF A MANUALLY EXECUTED COPY. CUSTOMER ACKNOWLEDGES THAT WE MAY MAINTAIN A COPY OF THESE DOCUMENTS IN ELECTRONIC FORM AND AGREES THAT COPY REPRODUCED FROM SUCH ELECTRONIC FORM BY ANY OTHER RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY, IMAGE OR FACSIMILE) SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL.

Accepted by:                                          Initial here
                       MICRO GENERAL CORP                         ------------
                                                      to request IBM Maintenance
                                                      for equipment

By:                    By: /s/ Dale Christensen
   -----------------      ---------------------
      Authorized               Authorized
      Signature                Signature


                             Dale Christensen
--------------------      ---------------------
Name (Type or Print)      Name (Type or Print)


                                 2/01/01
--------------------      ---------------------
Date                      Date

                          Supplement Number.ID0020179

OPTION CODES

OPTION I  - Transaction for a Machine or a Modification.

OPTION IG - Transaction for a Machine or a Modification
            financed with Tax Exempt Interest.

OPTION R  - Transaction for a used Machine supplied by
            IBM Credit Corporation.

OPTION RG - Transaction for a used Machine supplied by IBM Credit
            Corporation financed with Tax Exempt Interest.

OPTION S  - Transaction for an IBM one-time charge or a Machine or a Modification supplied by IBM Credit Corporation.

OPTION S' - Transaction for an IBM one-time charge or a Machine or a Modification supplied by IBM Credit Corporation financed with Tax Exempt Interest.

OPTION T  - Transaction for a non-IBM one-time charge.

OPTION T' - Transaction for a non-IBM one-time charge financed with Tax Exempt Interest.


TAX EXEMPT REQUIREMENTS (FOR OPTIONS IG, RG, S' AND T') THE RATES IN THIS AGREEMENT ARE BASED ON YOUR UNDERLYING DEBT OBLIGATION QUALIFYING TO PAY INTEREST WHICH IS EXEMPT FROM FEDERAL INCOME TAX UNDER SECTION 103(a) OF THE INTERNAL REVENUE CODE (Code). Accordingly, you represent that you qualify as a State or political subdivision of a State for purposes of Section 103(a). You agree that any misrepresentation of your status under Section 103(a) is an event of default under this agreement. You further agree to comply promptly with all information reporting requirements of Code section 149(e) and Treasury Regulations thereunder. You also agree to file internal Revenue Service Form 8038-G or 8038-GC whichever appropriate, for this transaction. If you do not file the above IRS form on a timely basis or are unable upon request to demonstrate that the IRS has determined you are qualified under Section 103(a) of the Code, then you shall pay us on demand a sum to be determined by us that will return to us the economic results we would otherwise have received.

PREPAYMENT FEE

     The Prepayment Fee is charged to recover administrative expense and changes in funding cost associated with the early liquidation of a Transaction.

     Changes in funding costs will only be incurred if interest rates, based on the 3-year Treasury Rate averages as published by the Federal Reserve, decline from the date interest starts to the date of the liquidation. The cost will be determined using a factor of 2.8 multiplied by the change in the 3-year Treasury Rates and then multiplied by the remaining Transaction principal. The 2.8 factor will decrease with the number of months remaining in the original term of the contract. Administrative expense will be determined using a factor of 2.50% multiplied by the remaining Transaction principal.

     The Prepayment Fee will be the sum of these numbers.


FOR FINANCED MACHINES, MODIFICATIONS, OR ADDITIONS
FOR COMMERCIAL CUSTOMERS LOCATED IN:

     1. Ohio, Maryland, Mississippi, Virginia, or West Virginia, you must be a corporation as defined by the applicable state law;

     2. Pennsylvania, you must be a business corporation as defined by Pennsylvania laws; and

     3. Alabama or Wisconsin, the Machines, Modifications, or Additions may not be purchased for agricultural purposes.

WARRANTY DISCLAIMER:

     Any warranties associated with Products or Services chosen by you and financed by us may be available to you under the terms of any applicable agreement between you and the provider of such Products or Services.

     UNDER THIS AGREEMENT, WE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, THE CAPABILITY OF THE MACHINES OR PROGRAMS TO CORRECTLY PROCESS, PROVIDE AND/OR RECEIVE DATE DATA WITHIN AND BETWEEN THE 20TH AND 21ST CENTURIES, AND THE IMPLIED WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE, AND YOU TAKE THE PRODUCTS AND/OR SERVICES "AS IS". IN NO EVENT WILL WE HAVE ANY LIABILITY FOR, NOR WILL YOU HAVE ANY REMEDY UNDER THIS AGREEMENT AGAINST US FOR CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS.

     The following amend the Installment Payment Master Agreement referenced on page 1.

     1. Section 1.1 - Definitions - Date of Installation for a Program - replace item b. with the following: "the second business day after the Program's standard transit allowance period."

TERMS FOR NON-IBM EQUIPMENT AND FOR EQUIPMENT NOT SOURCED FROM IBM; WHERE NON-IBM EQUIPMENT AND/OR A SUPPLIER OTHER THAN IBM IS SPECIFIED ON THE FRONT OF THIS SUPPLEMENT, THESE TERMS APPLY.

     2. Section 2.1 - Machines - replace the first sentences with the following: "We finance charges for Machines you purchase from us or your supplier."

     3. Section 2.2 - Modifications and Additions - replace the first sentence with the following: "We finance charges for Modifications and Additions you purchase from IBM, IBM Credit or your supplier."

     4. Section 2.3 - Other Charges - add the following to the end of the section: "We may agree to finance one-time charges from your supplier."

     5. Section 2.4 - Discounts, Allowances and Adjustments - replace the first sentence with the following "The purchase price or one-time charge we finance is the same amount that you would have paid us or your supplier after all discounts and adjustments."

     6. Section 3.2 - Interest Commencement - replace the entire section with the following: "Unless otherwise specified in the Supplement, Interest starts on (for OPTIONS IG, RG, S' and T' transactions, interest starts on the first day of the month following) the acceptance date you indicate on a certificate of acceptance executed by you."

IBM LOGO
     CREDIT CORPORATION

                           CERTIFICATE OF ACCEPTANCE
                                                                     PAGE 1 OF 1
                                                       AGREEMENT NUMBER: PHXAG08
Customer Number:5796371
Name and Address
MICRO GENERAL CORP
2510 N REDHILL AVE
SUITE 230
SANTA ANA, CA 92705-5542

BRANCH OFFICE ADDRESS
PO BOX 10349
PHOENIX, AZ 85064-0349



Location  Leased/Financed Item  Plant Order  Contract Serial No.  Manufacturer's
Customer  Type    Model         or MES No.   Description          Serial No.
-------------------------------------------------------------------------------
5796371   9994      002
                                             Vendor Sourced
                                             Non-IBM SW

-------------------------------------------------------------------------------
            Supplier Invoice Information (Invoices Must be Attached)
-------------------------------------------------------------------------------

     Supplier                 Invoice Number      Invoice Date  Invoice Amount
  1. NETWORK CATALYST         0015596             12/05/00      37180.00
  2. NETWORK CATALYST         001598              12/05/00      61300.00
  3. NETWORK CATALYST         0015643             12/11/00      21852.50
  4.
  5.
  6.
-------------------------------------------------------------------------------
                                                  TOTAL       120,332.50
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------

THE UNDERSIGNED ("CUSTOMER") IS A LESSEE OR CUSTOMER UNDER THE MASTER LEASE OR INSTALLMENT PAYMENT MASTER AGREEMENT REFERENCED ABOVE ("MASTER AGREEMENT") WITH EITHER IBM CREDIT CORPORATION OR INTERNATIONAL BUSINESS MACHINES CORPORATION (IN EITHER CASE, "IBM"). CUSTOMER REPRESENTS AND CERTIFIES THAT THE ITEMS LISTED ABOVE OR ITEMIZED ON AN ATTACHMENT TO THIS CERTIFICATE OF ACCEPTANCE ("ACCEPTED ITEMS") HAVE BEEN ACCEPTED BY CUSTOMER ON THE ACCEPTANCE DATE INDICATED BELOW AND LABELS, IF SUPPLIED, HAVE BEEN AFFIXED TO EACH ACCEPTED ITEM OF EQUIPMENT. CUSTOMER AUTHORIZES IBM TO PAY CUSTOMER'S SUPPLIER FOR THE ACCEPTED ITEMS. IF CUSTOMER IS SUBJECT TO PROCUREMENT OR APPROPRIATION LAWS OR REGULATIONS, CUSTOMER REPRESENTS AND CERTIFIES THAT IBM'S DIRECT PAYMENT TO CUSTOMER'S SUPPLIER FOR THE INVOICE AMOUNTS INDICATED ON THIS CERTIFICATE OF ACCEPTANCE WILL BE IN FULL COMPLIANCE WITH ANY AND ALL RELEVANT STATE LAWS AND REGULATIONS OR ANY OTHER LEGAL REQUIREMENTS RELATING TO CUSTOMER'S PROCUREMENT OR APPROPRIATION ACTIVITIES.

IN ORDER FOR THIS CERTIFICATE OF ACCEPTANCE TO BE EFFECTIVE, CUSTOMER MUST PROVIDE IBM WITH SERIAL NUMBERS FOR EACH ACCEPTED ITEM OF EQUIPMENT. CUSTOMER AUTHORIZES IBM TO COMPLETE OR UPDATE ANY EQUIPMENT IDENTIFICATION INFORMATION ON THE REFERENCED SUPPLEMENT TO THE MASTER AGREEMENT FOR ANY ACCEPTED ITEM OF EQUIPMENT WITHOUT FURTHER ACTION OR CONSENT BY CUSTOMER.

DELIVERY OF AN EXECUTED COPY OF THIS CERTIFICATE OF ACCEPTANCE BY FACSIMILE OR ANY OTHER RELIABLE MEANS SHALL BE DEEMED TO BE AS EFFECTIVE FOR ALL PURPOSES AS DELIVERY OF A MANUALLY EXECUTED COPY. CUSTOMER UNDERSTANDS THAT IBM MAY MAINTAIN A COPY OF THIS CERTIFICATE IN ELECTRONIC FORM AND AGREES THAT A COPY PRODUCED FROM SUCH ELECTRONIC FORM OR BY ANY OTHER RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY, IMAGE OR FACSIMILE) SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL.



                                         ACCEPTED BY: MICRO GENERAL CORP
                                                      -------------------
                                                        CUSTOMER

ACCEPTANCE DATE: 2/1/01                  BY: /s/ DALE CHRISTENSEN
                --------------------        ----------------------
                 (MUST BE COMPLETED)         Authorized Signature


                                             Dale Christensen
                                            ----------------------
                                             Name (type or Print)


              PLEASE RETURN TO BRANCH OFFICE ADDRESS LISTED ABOVE

                                                   North Castle Drive
IBM CREDIT CORPORATION                             Armonk, NY 10504-1785
                                                   914/499-1900
                                                   www.financing.ibm.com

--------------------------------------------------------------------------------

                   ADDENDUM TO INSTALLMENT PAYMENT SUPPLEMENT


                                              Installment Payment
Enterprise No. 0201500                        Master Agreement No.______________

    Customer No. 5796371                            Supplement No.______________


We and MICRO GENERAL CORP (You) agree that for the purposes of the referenced Supplement only, the Installment Payment Master Agreement between the parties is hereby modified as follows:


        Section 4.1 Events of Default - in item 6 delete "or" and in item 7 delete "." at the end of the sentence.

        - add items 8, and 9 which reads as follows:

        "(8) Fidelity National Financial Inc. ("Fidelity") is in default of the terms and conditions of the Software Services Agreement number SSA105 between You and Fidelity (the "SSA"), the original of which is attached to this Addendum, after the expiration of any applicable cure periods; or

        (9) the SSA, or any term or condition thereof, shall be deemed unenforceable, or Fidelity shall deny or contest the enforceability of the SSA, or any term or condition thereof.

        Section 4.2 Remedies - add item 6. which reads as follows: "exercise any and a11 of our rights as a secured party with respect to the SSA."

        Section 4.3 Security Interest - at the beginning of the Section, add the following new sentence:

        "To secure the full and punctual payment and performance of Your obligations to Us hereunder, whether now owing or hereafter arising, when due, You hereby grant Us a security interest in all of Your right, title and interest in and to the SSA, whether now owned or hereafter acquired or existing, including, without limitation, to the Payments (as defined in the SSA), and in all substitutions, replacements and proceeds of the foregoing (collectively, the "Collateral"). You represent and warrant to Us that there is only one original of the SSA. You agree to provide us with the original SSA along with this Addendum. Once all of Your obligations to Us under this Agreement have been satisfied, we agree to return to You the SSA. You further represent and



--------------------------------------------------------------------------------
                   NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED


Dec 15, 2000                          1                Addendum No. Q02190848-02

                             IBM Credit Corporation
--------------------------------------------------------------------------------

        warrant to Us that the security interest granted to Us in the SSA constitutes a valid and enforceable first priority perfected security interest in all of Your right, title and interest in the SSA and that, except for the security interest granted hereunder, You own all of Your right, title and interest is the SSA free and clear of any lien, security interest or encumbrance in favor of any third party." In the second paragraph in line three after "covering, Machines, Modification," insert "the SSA,".

        Section 4.6 General- at the end of the Section, add the following new paragraphs:

        "You agree that you shall not do any of the following without the prior written consent of IBM Credit, and that any attempt to do so shall be void and of no force or affect against IBM Credit:

        (i) make, or accept, any payment or pre-payment of the payments under the SSA other than as specified in the SSA;

        (ii) amend, supplement of otherwise modify the terse of the SSA or grant or accept any waiver of compliance with, or release of any of, Fidelity's obligations under the;


        In addition to any [other remedies available to Us, and without limiting any such remedies, You agree that upon notice from Us that You are in default of Your obligations to Us, We may direct Fidelity to make all payments under the SSA directly to Us.



Prepared by: C COLEMAN


Accepted by:

IBM Credit Corporation                           MICRO GENERAL CORP

by                                               by /S/ DALE CHRISTENSEN
   ----------------------------                     ---------------------------
   Authorized Signature                             Authorized Signature



                                                 Dale Christensen       2/1/01
-------------------------------                  ------------------------------
Name (Type or Print)    Date                     Name (Type or Print)    Date
A190848B/BP2



--------------------------------------------------------------------------------
                   NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED

Dec 15, 2000                          2                Addendum No. Q02190848-02